Exhibit 24


                                POWER OF ATTORNEY

     We, the undersigned officers and directors of Sprint Corporation, hereby severally constitute G. D. Forsee, L. J. Lauer, R. J. Dellinger, T. A. Gerke and
C. S. Toussaint, and each of them singly, our true and lawful attorneys with full power of substitution and re-substitution, to sign for us and in our names in the capacities indicated below any and all amendments to the Registration Statements listed below, and generally to do all such things in our name and behalf in our capacities as officers and directors to enable Sprint Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to any and all amendments to said Registration Statements.

Registration                Subject Matter or Title
    No.

Form S-3 No.         Debt Securities, Guarantees, Convertible
333-65402            Subordinated Debt Securities, Preferred Stock, PCS
                     Common Stock, Series 1, Stock Purchase Contracts and Equity Units (Equity Unit Notes)

Form S-3 No.         Debt Securities, Guarantees, Convertible
333-67104            Subordinated Debt Securities, Preferred Stock, PCS
                     Common Stock, Series 1, Stock Purchase Contracts and Equity Units (Equity Unit Notes)

Form S-3 No.         Sprint Corporation - Automatic Dividend
33-58488             Reinvestment Plan

Form S-8 No.         Sprint Retirement Savings Plan and Sprint
333-106086           Retirement Savings Plan for Bargaining Unit
                     Employees

Form S-8 No.         Sprint Corporation - 1988 Employees Stock Purchase
333-105244           Plan

Form S-8 No.         Sprint Corporation - 1990 Stock Option Plan
333-103691

Form S-8 No.         Sprint Corporation - 1990 Restricted Stock Plan
333-103689

Form S-8 No.         Sprint Retirement Savings Plan and Sprint
333-86458            Retirement Savings Plan for Bargaining Unit
                     Employees

Form S-8 No.         Sprint Corporation - Management Incentive Stock
333-75664            Option Plan

Form S-8 No.         Sprint Corporation - 1988 Employees Stock Purchase
333-61462            Plan

Form S-8 No.         Sprint Corporation - 1990 Stock Option Plan
333-59124

Form S-8 No.         Sprint Corporation - Management Incentive Stock
333-56938            Option Plan

Form S-8 No.         Sprint Corporation - 1990 Stock Option Plan
333-54108

Form S-8 No.         Sprint Corporation - Management Incentive Stock
333-92809            Option Plan

Form S-8 No.         Sprint Corporation - Management Incentive Stock
333-76783            Option Plan

Form S-8 No.         Sprint Corporation - 1988 Employees Stock Purchase
333-76755            Plan

Form S-8 No.         Sprint Corporation - 1990 Stock Option Plan
333-68739

Form S-8 No.         Sprint Corporation - Management Incentive Stock
333-68737            Option Plan

Form S-8 No.         Sprint Corporation - 1985 Stock Option Plan
2-97322

Form S-8 No.         Sprint Retirement Savings Plan for Bargaining Unit
33-38761             Employees

Form S-8 No.         Sprint Corporation - Management Incentive Stock
333-42077            Option Plan

Form S-8 No.         Sprint Corporation - 1988 Employees Stock Purchase
33-53695             Plan

Form S-8 No.         Sprint Corporation - Management Incentive Stock
33-65149             Option Plan

Form S-8 No.         Outside Directors' Stock Options under the Sprint
33-31802             Corporation 1997 Long-Term Stock Incentive Plan

Form S-8 No.         Sprint Corporation - 1990 Stock Option Plan
333-46491

Form S-8 No.         Sprint Corporation - 1990 Stock Option Plan
33-59349

Form S-8 No.         Outside Director Shares under the Sprint
33-25449             Corporation 1997 Long-Term Stock Incentive Plan

Form S-8 No.         Centel Retirement Savings Plan for Bargaining Unit
33-59326             Employees


      Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the date indicated.

         Name                      Title                     Date

                        Chief Executive Officer and )
/s/ Gary D. Forsee      Director                    )
(G. D. Forsee)         (Principal Executive Officer )
                                                    )
                                                    )    February 10, 2004
                        Executive Vice President    )
                        and Chief Financial Officer )
/s/ Robert J. Dellinger (Principal Financial        )
(R. J. Dellinger)       Officer)                    )
                                                    )

                                                    )
                        Senior  Vice President and  )
                        Controller                  )
/s/ J. P. Meyer         (Principal Accounting       )
(J. P. Meyer)           Officer)                    )
                                                    )
/s/ DuBose Ausley                                   )
(DuBose Ausley)         Director                    )
                                                    )
/s/ E. L. Draper, Jr.                               )
(E. Linn Draper, Jr.)   Director                    )
                                                    )
/s/ I.O. Hockaday, Jr.                              )
(I. O. Hockaday, Jr.)   Director                    )
                                                    )
/s/ Linda K. Lorimer                                )
(L. K. Lorimer)         Director                    )
                                                    )
/s/ C. E. Rice                                      )   February 10, 2004
(C. E. Rice)            Director                    )
                                                    )
/s/ Louis W. Smith                                  )
(Louis W. Smith)        Director                    )
                                                    )
/s/ Gerald L. Storch                                )
(Gerald L. Storch)      Director                    )
                                                    )
/s/ Stewart Turley                                  )
(Stewart Turley)        Director                    )
                                                    )